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                                                                    EXHIBIT 32.1

                         SARBANES-OXLEY ACT SECTION 906
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            I, Klaus Moeller, Chief Executive Officer and Interim Chief Financial Officer of Genius Products, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

            (1) the Registrant's Annual Report on Form 10-KSB of the Registrant for the period ended December 31, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  March 30, 2004             By:    /S/ KLAUS MOELLER
                                          --------------------------------------
                                          Klaus Moeller
                                          Chief Executive Officer and Interim
                                          Chief Financial Officer (principal
                                          financial officer)